EXHIBIT 99.36



                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of IntegraMed America, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerardo Canet, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. /s/ 1350, as adopted pursuant to section 906 of the Sarbanes--Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.    The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Company.



                                                 /s/Gerardo Canet
                                                    ----------------------------
                                                    Gerardo Canet
                                                    Chief Executive Officer
                                                    May 15, 2003



     Note: A signed original of this written statement required by Section 906 has been provided to IntegraMed America, Inc. and will be retained by IntegraMed America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.